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                                                                  Exhibit 10(dd)

                       FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Agreement") is made as of this 12th day of June, 2002 between C-COR.NET CORP., a Pennsylvania corporation ("C-Cor"), BROADBAND CAPITAL CORPORATION, a Delaware corporation ("Broadband," and collectively with C-Cor, the "Borrowers") and CITIZENS BANK OF PENNSYLVANIA (the "Bank").

                              W I T N E S S E T H :

          WHEREAS, the Borrowers and the Bank are parties to a Credit Agreement dated as of February 26, 2002 (the "Credit Agreement"), pursuant to which the Bank agreed, among other things to extend to the Borrowers a revolving credit facility;

          WHEREAS, capitalized terms used herein but not defined in this Agreement shall have the meanings ascribed to them in the Credit Agreement;

          WHEREAS, the Borrowers have requested that the Credit Agreement be amended in order to extend the Revolving Credit Expiration Date; and

          WHEREAS, the Bank is willing to grant such request, subject to the terms and conditions of this Agreement.

          NOW, THEREFORE, in consideration of the mutual promises contained herein and intending to be legally bound, the Borrowers and the Bank hereby covenant and agree as follows:

     1. Amendments. Upon the execution and delivery by the Borrowers and the Bank of this Agreement, the Credit Agreement shall be amended as follows:

          (a) The definition of Revolving Credit Expiration Date set forth in
Section 1.01 of the Credit Agreement is deleted in its entirety and replaced with the following:

          "Revolving Credit Expiration Date" shall mean September 30, 2002."

     2. Other Terms Confirmed. All other terms and conditions of the Credit Agreement, including, without limitation, the right of the Bank to CONFESS JUDGMENT, are hereby confirmed and shall remain in full force and effect without modification. From and after the effectiveness of the amendments set forth in
Section 1 hereof, all references in any document or instrument to the Credit Agreement shall mean the Credit Agreement as amended by this Agreement.

     3. No New Indebtedness. The Borrowers specifically acknowledge and agree that this Agreement shall not represent in any way the extension of any additional credit by the Bank to the Borrowers, or the satisfaction of any indebtedness evidenced by Loan Documents or the Credit Agreement as amended hereby.

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     4. Counterparts.   This  Agreement  may  be  executed  in  any  number  of
counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     5. Headings. The descriptive headings which are used in this Agreement are for convenience only and shall not affect the meaning of any provision of this Agreement.

     6. Governing Law. This Agreement shall be governed by and construed under the laws of the Commonwealth of Pennsylvania, without regard to conflict of laws principles.



                         [SIGNATURE LINES ON NEXT PAGE]

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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

ATTEST:                               C-COR.NET CORP.
/s/ Tracie M. Ceisner                 By: /s/ W.T. Hanelly
---------------------                    -----------------------------
By: Tracie M. Ceisner                 Name: W.T. Hanelly
Title:                                Title: CFO

[CORPORATE SEAL]

ATTEST:                               BROADBAND CAPITAL CORPORATION
/s/ Tracie M. Ceisner                 By: /s/ George M. Savereno
---------------------                    -----------------------------
By: Tracie M. Ceisner                 Name: George M. Savereno
Title:                                Title: President

[CORPORATE SEAL]




                                      CITIZENS BANK OF PENNSYLVANIA
                                      By: /s/ Joseph N. Butto
                                         -----------------------------
                                      Name: Joseph N. Butto
                                      Title: Vice President